                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  July 30, 1996


                                AQUASEARCH, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Colorado
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         33-23460-LA                                         33-003435
- ----------------------------                       ----------------------------
    (Commission File No.)                                  (IRS Employer
                                                       Identification Number)


                        73-4460 Queen Ka'ahumanu Highway
                                    Suite 110
                           Kailua-Kona, Hawaii  96740
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (808) 326-9301
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On July 30, 1996, Aquasearch, Inc. (the "Registrant") issued the press release which is attached to this Form 8-K as Exhibit 1.


                            [Signature Page Follows]

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 30, 1996

                              AQUASEARCH, INC.



                              By: /s/ Mark E. Huntley
                                  --------------------------------------------
                                   Mark E. Huntley, Ph.D.
                                   President and Chief Executive Officer



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                                AQUASEARCH, INC.
                           BRINGING THE OCEANS TO LIFE
                                  NEWS RELEASE

CONTACT: George Ulrich at Aquasearch                                July 30,1996
- -------
         Tel: (808) 326-9301
         FAX: (808) 326-9401
         WebSite:  http//www.hula.net/aqse/mainpage.htm

                                                           FOR IMMEDIATE RELEASE


          AQUASEARCH RECEIVES PATENT FOR MICROALGAE PRODUCTION PROCESS
          ------------------------------------------------------------
KAILUA-KONA, Hawaii (July 30,1996) - Aquasearch Inc. (AQSE.bb), a marine bioscience manufacturer of microalgae, has been granted a U.S. patent for its closed system microalgae cultivation process.

Aquasearch's core technology is the "Aquasearch Growth Module," a photosynthetic cultivation system that is closed to the atmosphere. The system was invented several years ago by scientists from the prestigious Scripps Institution of Oceanography. They applied a new finding in nature - that microalgae production rates were controlled by turbulence of the water - and incorporated it into the design of the Aquasearch Growth Module.

Microalgae are a rich source of proteins, sugars, fats, amino acids, vitamins, enzymes, pigments and other bioactive compounds that have existing and potential commercial applications in fields such as animal and human nutrition, food colorings, cosmetics, diagnostic products, pharmaceuticals, fine chemicals, pigments and dyes. There are approximately 30,000 species of microalgae, but they are the only group of microbes that have remained largely unexploited because an efficient, economical process for industrial-scale production has remained elusive.

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The other groups of microbes - bacteria, yeasts and fungi - are the basis of multi-billion-dollar markets in pharmaceuticals and other natural products.

Using its patented process, Aquasearch has begun production of a microalgae that contains astaxanthin, a red pigment used in animal and aquaculture feeds. According to industry sources, the world market for astaxanthin is currently estimated at $125 million annually, and continued growth is expected. The astaxanthin market for fish feeds has grown at 15% per year over the past decade. In May, Aquasearch signed an exclusive agreement with a multi-billion dollar, European food conglomerate, Cultor, Ltd., for commercial production of natural astaxanthin.

The Company believes that Cultor currently utilizes close to 25% of the world's astaxanthin production, substantially all of which (in contrast to Aquasearch's natural product) is derived synthetically from petrochemicals. Aquasearch plans to significantly expand and improve its production facilities and processes within the next 18 months in order to meet production targets agreed with Cultor. Even after this expansion, Aquasearch will not be in a position to provide more than 15% of Cultor's current requirements.

"Microalgae companies around the world had been trying for more than a decade to produce astaxanthin from microalgae," said Dr. Mark Huntley, CEO of Aquasearch. "We believe we are the first to produce commercial quantities of natural astaxanthin from microalgae at economically viable production costs. We believe this patent is applicable to the production of all species of microalgae in turbulent closed systems - not just astaxanthin - and that it could provide us with a valuable competitive advantage."

In addition to filing its patent in the U.S., Aquasearch has filed an application under the Patent Cooperation Treaty and is pursuing foreign patent protection.

The Aquasearch patent applies to a broad range of turbulence.

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"Our patent doesn't prevent others from using other different cultivation technologies with extraordinarily low flow rates of water. But all the microalgae we have studied grow best under turbulent conditions," said Huntley.

"We believe this patented, platform technology is the keystone in our long-term business strategy to develop and commercialize high value natural microalgae products in the fields of animal and human nutrition, food colorings, cosmetics, diagnostic products, pharmaceuticals, fine chemicals, pigments and/or dyes," said Huntley.

CORPORATE INFORMATION

Aquasearch develops and commercializes high value natural products from microalgae using its proprietary, cost-effective, photosynthetic closed-system technology known as the "Aquasearch Growth Module." Microalgae are a diverse group of approximately 30,000 species of microscopic plants that have a wide range of physiological and biochemical characteristics. The Company was incorporated in Colorado in 1989, developed its technology in California during the period from inception through 1995, and built its first production facility at the Natural Energy Laboratory of Hawaii Authority at Keahole Point on the Big Island of Hawaii in 1995. Aquasearch is a publicly-traded company on the Nasdaq Electronic Bulletin Board under the symbol ("AQSE.bb").

"SAFE-HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

      This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the expected continued growth of the world astaxanthin market, the planned expansion of the Company's production facilities and processes, the validity or enforceability of the Company's patent claims and the target markets in the Company's long term business strategy. Except for historical information, the matters discussed in this press release are subject to certain risks and uncertainties that could cause the actual results to differ materially from those projected. Factors that could cause actual results to differ materially include the following: the size and growth of the market for the Company's products; shareholder approval of the agreement with Cultor; the Company's performance under its agreement with Cultor; the Company's ability to fund its capital requirements in the near term and in the long term; the Company's ability to scale up its existing and planned production facilities; cost and yield issues relating to production of the Company's products; pricing pressures; concentration of accounts in a few major customers; litigation involving intellectual property rights and other matters; the Company's ability to attract and retain key personnel; competition; and other factors listed from time to time in the Company's SEC reports. Aquasearch assumes no responsibility to update the information included in this press release.